SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            STRUCTURED PRODUCTS CORP.

            (Exact name of registrant as specified in its charter)

             Delaware                          13-3692801
----------------------------------------------------------------------
    (State of incorporation or      (IRS Employer Identification No.)
           organization)
       390 Greenwich Street
        New York, New York                        10013
----------------------------------------------------------------------
  (Address of principal executive              (Zip Code)
             offices)


If  this  form   relates   to  the       If  this  form   relates  to  the
registration   of   a   class            of registration   of  a   class of
securities   pursuant  to  Section       securities  pursuant  to  Section
12(b) of the  Exchange  Act and is       12(g) of the  Exchange Act and is
effective   pursuant   to  General       effective   pursuant  to  General
Instruction  A. (c),  please check       Instruction A. (d),  please check
the following box. [x]                   the following box. [ ]

-------------------------------------------------------------------------------

       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class          Name of Each Exchange on Which
        to be so Registered          Each Class is to be Registered
-       -------------------          ------------------------------
 1,002,240 Corporate-Backed Trust
 Securities (CorTS(R)) Certificates,
    with a principal amount of
            $25,056,000
       (the "Certificates")              New York Stock Exchange
-------------------------------      ------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

      The description of the Certificates to be registered hereunder is set forth under the captions entitled: "Summary"; "Risk Factors"; "Description of the Certificates"; "Certain ERISA Considerations"; and "Certain Federal Income Tax Considerations" in Registrant's Prospectus Supplement dated December 22, 2000, and "Risk Factors" and "Description of Certificates" in Registrant's Prospectus, dated May 13, 1999, which description is incorporated herein by reference.

Item 2.    Exhibits.
           --------

     1. Certificate of Incorporation of Structured Products Corp. is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

     2.   By-laws,  as amended,  of Structured  Products  Corp. are set forth as
          Exhibit 3.2 to the Registration Statement and are incorporated herein by reference.

     3.   Form  of  Trust   Agreement  is  set  forth  as  Exhibit  4.3  to  the
          Registration Statement and is incorporated herein by reference.

     4. Form of the Prospectus is attached to the Registration Statement and is incorporated herein by reference.

     5. Form of the Prospectus Supplement dated December 22, 2000 which was filed with the Securities and Exchange Commission on January 5, 2001, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

     6.   Form of CorTS(R)Supplement 2000-2, dated as of December 22, 2000.

                  [Balance of page left intentionally blank]

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               STRUCTURED PRODUCTS CORP.

Date: December 22, 2000


                               By: /s/ Matthew Mayers
                                   ---------------------------
                                   Authorized Signatory